Camber Energy, Inc. 8-K

Exhibit 10.2

ASSIGNMENT OF PRODUCTION PAYMENT

STATE OF OKLAHOMA	§
	§	KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF OKFUSKEE	§

This Assignment of Production Payment (the “Assignment”), dated as of August 1, 2018 the (“Effective Date”), is by and among N&B ENERGY, LLC, whose address is 4040 Broadway St., Suite 425 San Antonio, Texas 78209 (“Assignor”); and CE Operating, LLC, whose address is 4040 Broadway St., Suite 425 San Antonio, Texas 78209 (“CE Operating”) or CE Operating’s designee (collectively, “Assignee”). Assignor and Assignee are collectively the “Parties”.

NOW THEREFORE, in consideration of the mutual obligations contained herein, the Parties agree as follows:

Definitions. When used in this Assignment, the following terms shall have the meanings indicated below:

“Gross Proceeds” for each calendar month or portion thereof during the term of this Assignment means the amounts actually received during such period by Assignor or any successor or assignee of Assignor as revenues from the sale of Hydrocarbons (determined before calculating payments hereunder).

“Hydrocarbons” means all oil, gas, and other gaseous and liquid hydrocarbons or any combination of one or more of such substances in and under, and which may be produced, saved, and sold from, and which shall accrue and be attributable to, the Leases described on Exhibit “A”, and all unitization and pooling agreements and the units created thereby which cover or include such Leases or portions thereof.

“Leases” means those leases described on Exhibit “A”, attached hereto and incorporated herein for all purposes.

“Production Costs” are those costs, charges, and expenses incurred by Assignor subsequent to the Effective Date and prior to expiration of the term of this Assignment in connection with the Leases and listed on Exhibit “A”, expressly limited to:

(1)

costs and expenses incurred in drilling, deepening, side-tracking, plugging-back, coring, testing, logging, completing and equipping for production (including, the cost of wellhead facilities, storage tanks, separators, pumping equipment, flow lines, salt water disposal equipment, and other similar production facilities), all wells now or hereafter located on the lands covered by the Leases or on lands pooled or unitized therewith;

(2)

expenditures made and costs incurred in connection with the operation and maintenance of the Leases and the production and marketing of Hydrocarbons therefrom, such items of cost to include: (i) all costs of complying with legal requirements; (ii) all costs of lifting, producing, and handling Hydrocarbons from the Leases, including but not limited to all costs of labor, fuel, repairs, hauling, materials, supplies, utility charges, water and other costs incident thereto; (iii) costs of gathering, compressing, dehydrating, separating, treating, processing, disposing, transporting, and marketing Hydrocarbons produced from the Leases, including the cost of constructing and installing pipelines and other facilities necessary in connection therewith; (iv) all delay rentals, shut-in well payments, minimum royalties and other payments made in connection with the maintenance of the Leases; (v) the costs of all workover and other remedial well servicing operations; and (vi) the cost of all fluid injection, pressure maintenance, secondary recovery, recycling, and other enhanced recovery operations; and

ASSIGNMENT OF PRODUCTION PAYMENT	Page 1

(3)

all insurance premiums to the extent insurance is maintained with respect to the Leases.

The term “Production Costs” shall not include any administrative charges or any overhead charges paid, directly or indirectly, to the operator or operators of the Leases.

Conveyance.

Assignor, for and in consideration of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, does hereby assign, transfer and convey unto Assignee this Production Payment in the amount(s) set forth below.

The Production Payment shall be twelve and five tenths (12.5%) percent of the Net Revenue (as defined below) attributable to and to the extent of any leasehold interest of Assignor in and to all production from the Leases, and in each case after deducting therefrom the following: (a) royalties reserved in said Lease(s); (b) all severance, production, excise, or other similar taxes measured by the Production Payment for that particular month, limited to the amount of or the value of such production; and (c) any third-party lender’s or investor’s recorded interest, including principal and interest, to the extent it encumbers the leasehold interests or extends into the Net Revenue. Any investments, loans or other contributions received by Assignor, any of its affiliates, from third parties for the purpose of drilling or operating costs which is not expended on direct drilling or operating costs, shall not be included in Production Costs as a deduction against Gross Proceeds from which the Production Payment is payable. The 12.5% share of Assignor’s net revenue interest out of which the Production Payment shall be made will not be burdened by administrative overhead costs.

The Production Payment shall be payable each month running from the Effective Date of this Assignment until Assignee has received Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000.00). Assignor shall also receive credit towards the Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000.00) for the amounts received by Assignee or its designee for the proceeds of the three (3.0) percent overriding royalty interest it has on the same leases and wells listed on Exhibit “A” derived under that certain Assignment of Overriding Royalty Interest dated September 25 2018, from Assignor to Assignee, recorded as Document No. _________________________ in the Real Property Records of Okfuskee County, Oklahoma.

ASSIGNMENT OF PRODUCTION PAYMENT	Page 2

Net Revenue Account. Assignor shall establish and maintain a Net Revenue account (“Net Revenue Account”) in accordance with consistently applied generally accepted accounting practices and the provisions of this Assignment, as follows:

(a)

The Net Revenue Account shall be credited with all Gross Proceeds;

(b)

The Net Revenue Account shall be debited for all Production Costs and taxes; and

(c)

The balance in the Net Revenue Account, shall be determined as of the end of each calendar month, and, if positive, shall be deemed “Net Revenue” for purposes of this Assignment.

Monthly Statement; Payment. On or before the last business day of the month following the close of each calendar month, (a) Assignor shall deliver to Assignee a statement showing, in reasonable detail, the balance of the Net Revenue Account as of the end of such calendar month, and (b) Assignor shall pay to Assignee an amount equal to 12.50% of the Net Revenue, if any, for such calendar month (the “Production Payment”). Assignee and its representatives shall have the right to audit the Net Revenue Account and records relating to the Net Revenue Account upon request, such request not to be made more than once annually, to be performed at the sole cost and expense of Assignee, except as provided below. Upon such a request, Assignor shall make available to Assignee or its designated representative all records of account and supporting documentation within thirty (30) days. Assignee may specify the time period for such audit, not to exceed twenty-four (24) months. In the event the Assignee finds any discrepancy of more than 5% in the amount of proceeds paid to Assignee and the amount of proceeds which were due to Assignee, the Assignor shall pay all of the costs and expenses of the audit. The Assignor shall promptly pay the amount of any deficiency in the proceeds paid to the Assignee hereunder which are discovered as a result of any audit, from the date originally due.

In accordance with Section 2.7(b) of that certain Asset Purchase Agreement dated July 10, 2018, between Assignor and Camber Energy, Inc., the parent company of Assignee (the “APA”), and provided the Closing (as defined in the APA) occurs and Assignee fails to pay any Unpaid Bills (as defined in the APA), Assignor may be entitled to pay such expenses and deduct the amount of such expenses from any sums payable to Assignee hereunder.

Sales Contracts. Assignor shall use commercially reasonable efforts to market or cause to be marketed all commercial quantities of Hydrocarbons. Assignor may enter into one or more Hydrocarbon processing, sales or exchange contracts (“Marketing Contracts”) under such terms as are acceptable to Assignor in its reasonable judgment; provided Assignor shall not enter into a Marketing Contract with an affiliate, whether wholly or partially owned, by Assignor unless such Marketing Contract is on substantially the same material terms and prices prevailing in the area in marketing contracts entered into by unaffiliated third parties in arm’s-length transactions.

ASSIGNMENT OF PRODUCTION PAYMENT	Page 3

Assignee agrees to execute such documents as may be reasonably requested by Assignor or its permitted successors in interest, from time to time, including to evidence the unliquidated balance of the Production Payment or to evidence the termination of same upon the Production Payment having been paid in full.

Assignor reserves the right to pre-pay to Assignee the unpaid balance of the Production Payment at any time and, upon such payment, the Production Payment shall be in all things satisfied and terminated. A recordable release of the Production Payment shall be prepared to the reasonable satisfaction of Assignor, executed by Assignee, and held in escrow by an escrow officer appointed by Assignor and shall be filed of record within fourteen (14) days of the Production Payment’s termination.

Nothing contained herein shall be deemed to constitute or create a joint venture or partnership between the parties hereto.

Assignee may convey its rights under this Assignment and the Production Payment set forth herein to another party with written notice to Assignor.

TO HAVE AND TO HOLD the Production Payment assigned herein unto Assignee, its successors and assigns forever, subject to the terms and provisions hereof.

The parties agree to take all such further actions and to execute, acknowledge and deliver all such further documents that are reasonably necessary or useful in carrying out the purposes of this Assignment.

IN WITNESS WHEREOF, this Assignment is executed on the dates set forth below.

ASSIGNOR:

N&B ENERGY, LLC

BY:	/s/ Richard N. Azar, II
Richard N. Azar, II, Manager

ASSIGNEE:

CAMBER ENERGY, INC.

BY:	/s/ Louis Schott
ITS:	Louis Schott, Interim Chief Executive Officer

ASSIGNMENT OF PRODUCTION PAYMENT	Page 4

THE STATE OF TEXAS	§
§
COUNTY OF BEXAR	§

This instrument was acknowledged before me on this 26th day of September, 2018, by Richard N. Azar, II, as Manager of N & B Energy, LLC, a Texas limited liability company, on behalf of said company.

/s/ Delia Sandoval
Notary Public, in and for The State of Texas

THE STATE OF TEXAS	§
§
COUNTY OF BEXAR	§

This instrument was acknowledged before me on this 26th day of September, 2018, by Louis Schott, as Interim Chief Executive Officer of Camber Energy, Inc., a Nevada corporation, on behalf of said corporation.

/s/ Delia Sandoval
Notary Public, in and for The State of Texas

ASSIGNMENT OF PRODUCTION PAYMENT	Page 5

EXHIBIT "A" - LEASES
N & B ENERGY, LLC, TO CE OPERATING, LLC

THE FOLLOWING LEASES IN SECTION 4-10N-9E, LIMITED TO THE DEPTHS FROM THE SURFACE OF THE EARTH TO THE TOP OF THE CROMWELL FORMATION AND BELOW THE BASE OD THE WOODFORD FORMATION						
Sec - T - R	Legal Description	Lessor	Lessee	Date	County	Recorded
04-10N-09E	LOTS 1 AND 2 AND THE S1/2NE1/4	Anderson, Marjorie, L.	Legacy Energy, LLC	06/14/07	Okfuskee	1016-837
04-10N-09E	LOTS 1 & 2 & S1/2NE1/4	Bandera Minerals, LLC	Legacy Energy, LLC	10/30/07	Okfuskee	1026-322
04-10N-09E	LOTS 1 & 2 & S1/2NE1/4	Black Stone Acquisitions	Legacy Energy, LLC	01/10/08	Okfuskee	1042-426
04-10N-09E	LOTS 1 AND 2 AND THE S1/2NE1/4	Bourdon Revocable Trust	Legacy Energy, LLC	03/15/07	Okfuskee	1008-141
04-10N-09E	LOTS 1 AND 2 AND THE S1/2NE1/4	Bourdon Trust, Robert Henry	Legacy Energy, LLC	04/18/07	Okfuskee	1013-473
04-10N-09E	LOTS 1 AND 2 AND S1/2NE1/4	Bourdon, Charles W.	Legacy Energy, LLC	01/08/08	Okfuskee	1030-850
04-10N-09E	LOTS 1 AND 2 AND THE S1/2NE1/4	Chaparral Royalty Company	Legacy Energy, LLC	02/15/07	Okfuskee	1008-133
04-10N-09E	LOTS 1 AND 2 AND THE S1/2NE1/4	Chelsea Trust, Jeanne P.	Legacy Energy, LLC	03/16/07	Okfuskee	1008-586
04-10N-09E	LOTS 1 AND 2 AND THE S1/2NE1/4	Coffin, Ralph S.	Legacy Energy, LLC	06/14/07	Okfuskee	1016-839
04-10N-09E	LOTS 1 AND 2 AND THE S1/2NE1/4	Coffin, Stephen D.	Legacy Energy, LLC	06/14/07	Okfuskee	1016-161
04-10N-09E	LOTS 1 AND 2 AND THE S1/2NE1/4	Colonial Royalties	Legacy Energy, LLC	03/14/07	Okfuskee	1012-697
04-10N-09E	NORTH PARTH OF LOT 3 AND NORTH PART OF LOT 4	Curry, David	Legacy Energy, LLC	03/20/07	Okfuskee	1008-139
04-10N-09E	NORTH 20.56 AC OF LOT 3 & NORTH 20.34 AC OF LOT 4	Deason Resources, Inc.	Legacy Energy, LLC	06/13/07	Okfuskee	1018-381
04-10N-09E	LOTS 1, LOT 2 & S1/2NE1/4	Dennis, Patrick Parks	Legacy Energy, LLC	03/01/07	Okfuskee	1006-769
04-10N-09E	LOTS 1 AND 2 AND THE S1/2NE1/4	Dougherty Revocable Trust	Legacy Energy, LLC	02/20/07	Okfuskee	1006-773
04-10N-09E	LOTS 1 & 2 & S1/2NE1/4	Duncan III, Ralph E.	Legacy Energy, LLC	01/24/08	Okfuskee	1033-835
04-10N-09E	LOTS 1 AND 2 AND THE S1/2NE1/4	Duncan, Richard Eric	Legacy Energy, LLC	04/03/07	Okfuskee	1013-520
04-10N-09E	LOTS 1 AND 2 AND THE S1/2NE1/4	Gray, Mel C.	Legacy Energy, LLC	06/13/07	Okfuskee	1014-546
04-10N-09E	SE1/4SE1/4	Guinn, Kerry B.	Legacy Energy, LLC	03/28/07	Okfuskee	1018-379
04-10N-09E	LOTS 1 & 2, AND S1/2NE1/4	Hane, Linda Sue	Legacy Energy, LLC	03/05/08	Okfuskee	1038-201
04-10N-09E	LOTS 1 & 2, AND S1/2NE1/4	Hane, Lisa Kay	Legacy Energy, LLC	03/05/08	Okfuskee	1038199
04-10N-09E	LOTS 1, LOT 2 AND THE S1/2NE1/4	Hornsby Living Trust	Legacy Energy, LLC	03/16/07	Okfuskee	1012-738
04-10N-09E	LOTS 1, LOT 2 AND THE S1/2NE1/4	Hurley Oil Properties	Legacy Energy, LLC	02/20/07	Okfuskee	1012-657
04-10N-09E	LOTS 1 & 2, AND S1/2NE1/4	Johnson Family Trust	Legacy Energy, LLC	01/03/08	Okfuskee	1035-734
04-10N-09E	LOTS 1 AND 2 AND THE S1/2NE1/4	Kaelin, C.M.	Legacy Energy, LLC	05/01/07	Okfuskee	1013-794
04-10N-09E	W1/2SE1/4	Kemper, Jr., William E.	Legacy Energy, LLC	06/28/07	Okfuskee	1015-363
04-10N-09E	NE1/4	Kirby Minerals	Legacy Energy, LLC	04/05/07	Okfuskee	1013-86
04-10N-09E	W1/2 SE 1/4; NE/4SE/4	Lowder, Susan Spillman	Legacy Energy, LLC	03/17/08	Okfuskee	1036-625
04-10N-09E	SE1/4SE1/4	Majors, Shelby E.	Legacy Energy, LLC	03/15/07	Okfuskee	1013-272
04-10N-09E	LOTS 1 AND 2 AND THE S l/2NE1/4	Moran Trust, Ann Bourdon	Legacy Energy, LLC	04/18/07	Okfuskee	1013-486
04-10N-09E	LOTS 1, 2 AND THE S1/2NE l/4	Newby Foressee Trust	Legacy Energy, LLC	11/08/07	Okfuskee	1026-319
04-10N-09E	NEl/4SEl/4	Newby Foressee Trust	Legacy Energy, LLC	11/08/07	Okfuskee	1026-319
04-10N-09E	LOTS 1 AND2	Parks Estate, P. G.	Legacy Energy, LLC	01/22/07	Okfuskee	1012-646
04-10N-09E	Sl/2NEl/4	Parks Estate, P. G.	Legacy Energy, LLC	01/22/07	Okfuskee	1012-649
04-10N-09E	LOTS I AND 2 AND THE S l/2NE1/4	Pentagon Oil Company	Legacy Energy, LLC	01/24/07	Okfuskee	1008-136
04-10N-09E	LOTS I, LOT 2 AND Sl/2NEl/4	Shaddock, Steven G.	Legacy Energy, LLC	01/16/08	Okfuskee	1032 -1
04-10N-09E	LOTS 1 AND 2 AND THE S l/2NE1/4	Skaggs, Ruth T.	Legacy Energy, LLC	03/30/07	Okfuskee	1013-842
04-10N-09E	W 1/2 SE 1/4; NE/4SE/4	Spillman, Robert E.	Legacy Energy, LLC	03/11/08	Okfuskee	1035-736
04-10N-09E	LOTS 1, LOT 2 AND THE S l/ 2NE1/4	Sprague, Thomas B.	Legacy Energy, LLC	03/19/07	Okfuskee	1008-584

04-10N-09E	LOT 1, LOT 2 AND THE S I /2NE I/4	Stafford, Barry G.	Legacy Energy, LLC	03/07/07	Okfuskee	1012-752
04-10N-09E	LOTS 1, 2 AND THE S I/2NE I /4	Stafford, Lauren N.	Legacy Energy, LLC	03/06/07	Okfuskee	1012-754
04-10N-09E	LOT 1, LOT 2 AND THE SI/2NEI/4	Stafford, Randy K.	Legacy Ener gy, LLC	05/29/07	Okfuskee	1027-139
04-10N-09E	LOT 1, LOT 2 AND THE SI/2NEI/4	Stafford, Rebecca A.	Legacy Energy, LLC	03/16/07	Okfuskee	1012-758
04-10N-09E	LOTS 1 AND 2 AND THE SI/2NEI/4	Stafford, Trevor B.	Legacy Energy, LLC	10/10/07	Okfuskee	1027-141
04-10N-09E	LOTS 1 AND 2 AND THE S1/2NE1/4	Stone, Ann Stiemberg	Legacy Energy, LLC	02/02/07	Okfuskee	1006-771
04-10N-09E	LOTS 1 AND 2 AND THE S I/ 2NE1/4	Story, Thomas	Legacy Energy, LLC	02/01/07	Okfuskee	1006-514
04-10N-09E	LOTS I & 2 & S I/2 NE I /4	Thomas, G. W.	Legacy Energy, LLC	05/23/08	Okfuskee	1041-794
04-10N-09E	LOTS I , 2 AND THE S I/2NE I /4	Todd, Linda Gray	Legacy Energy, LLC	11/15/07	Okfuskee	1027-121
04-10N-09E	LOTS I AND 2 AND S I/2NE1/4	Waite Mineral Trust	Legacy Energy, LLC	06/05/07	Okfuskee	1015-365
04-10N-09E	LOT I , LOT 2 AND THE S I/ 2NE1/4	Woods Trust, Martha Bourdon	Legacy Energy, LLC	05/01/07	Okfuskee	1013-414
04-10N-09E	LOTS I AND2 AND SI/2NEI/4	Stafford, Allison D. a single woman	Legacy Energy, LLC	07/24/08	Okfuskee	1049-398
04-10N-09E	LOTS I AND 2 AND S I/2NE1/4	Kensinger, Frances A., a married woman	Legacy Energy, LLC	07/23/08	Okfuskee	1049-400
04-10N-09E	LOTS I AND 2 AND S I/2NE1/4	Gunnison Home Associati on, Inc.	Legacy Energy, LLC	08/01/08	Okfuskee	1049-402
04-10N-09E	W 1/2 SE 1/4	Force, Ranee Kemper	Legacy Energy, LLC	08/18/08	Okfuskee	1053-566
04-10N-09E	LOTS I AND 2 AND SI/2NEI/4	Bliss, Marian R. a widow	Legacy Energy, LLC	09/24/08	Okfuskee	1054 -591
04-10N-09E	NORTH 20.56 AC OF LOT 3 & NORTH 20.34 AC OF LOT 4	Hughes Family Limited Partnership	Legacy Energy, LLC	10/06/08	Okfuskee	1055-759
04-10N-09E	LOTS I AND 2 AND SI/2NEI/4	Bliss, John Edward	Legacy Ener gy, LLC	10/08/08	Okfuskee	1055-761
04-10N-09E	LOTS I AND 2 AND SI/2NEI/4	Sneed Company	Legacy Energy, LLC	10/01/08	Okfuskee	1055-763
04-10N-09E	E/2NE/4SW/4	Paul, Trillave Dale a married woman	Legacy Energy, LLC	09/30/08	Okfuskee	1057-468
04-10N-09E	LOTS I & 2 & SI/2NEI/4	2M Pardners, LLC	OEX-1, LLC	11/11/08	Okfuskee	1058-380
04-10N-09E	E/2NE/4SW/4	Long Family Trust	OEX-1, LLC	03/06/09	Okfuskee	1066-843
04-10N-09E	ALL OF SECTION 4-10N-9E	Brown, Rebecca Long	OEX-1 , LLC	03/03/09	Okfuskee	1067-3
04-10N-09E	LOTS 3&4&S/2NW/4&W/2S E/4&NE/4SE/4	McMullen, Jerry B. deceased	OEX-1, LLC	03/13/09	Okfuskee	1067-775
04-10N-09E	E/2NE/4SW/4	Daniel, Mary Judith Long	Red Oak Energy Ptrs.	08/18/07	Okfuskee	1026-163
04-10N-09E	S/2NW/4	Carlton, Ann Wright Ballew	United Land Co., LLC	01/21/08	Okfuskee	1035-184
04-10N-09E	S/2NW/4	Cummins , Sus an Gayle Ballew	United Land Co., LLC	01/21/08	Okfuskee	1035-186
04-10N-09E	S/2NW /4	Freeman, Louise Hamilton Ballew	United Land Co., LLC	01/21/08	Okfuskee	1035-188
04-10N-09E	S/2NW/4	Dickey, Jeanne Ballew	United Land Co., LLC	01/21/08	Okfuskee	1035-190
04-10N-09E	S/2NW/4	Barwin, John R.	United Land Co., LLC	02/06/08	Okfuskee	1036-846
04-10N-09E	LOT 1, LOT 2 AND THE SI/2NEI/4	Garrett and Company Resources, LLC	Gulf Exp lo ration, LLC	07/01/08	Okfuskee	1047-460
04-10N-09E	E/2NE/4SW/4	Long, Troy Noble	American Natura l Res.	02/21/09	Okfuskee	1061-847
04-10N-09E	NW/4SW/4&W/2N E/4SW/4&S/2SW/4	Grimes Foundation, Otha H.	American Natural Res.	12/10/08	Okfuskee	1062 -550
04-10N-09E	OCC Force Pooling Order No. 568706 & 578485					

THE FOLLOWING LEASES IN SECTION 27-12N-9E, LIMITED TO THE DEPTHS FROM THE SURFACE OF THE EARTH TO THE TOP OF THE CROMWELL FORMATION AND BELOW THE BASE OF THE WOODFORD FORMATION						
Sec - T - R	Legal Description	Lessor	Lessee	Date	County	Recorded
27-12N-09E	N1/2NW1/4; S/2NW/4	Anderson, Donna	Legacy Energy, LLC	10/17/07	Okfuskee	1028-406
27-12N-09E	N1/2NW1/4	Black Stone Minerals Company	Legacy Energy, LLC	08/13/07	Okfuskee	1026-574; 1042-456
27-12N-09E	S1/2NW1/4	Capps, Gene	Legacy Energy, LLC	06/11/07	Okfuskee	1014-315
27-12N-09E	S1/2NW1/4	Capps, Max	Legacy Energy, LLC	06/11/07	Okfuskee	1014-305

27-12N-09E	N1/2NW1/4	Chaparral Royalty Company	Legacy Energy, LLC	10/25/07	Okfuskee	1026-577
27-12N-09E	NE1/4	Creek Trading Limited Partnership	Legacy Energy, LLC	11/07/07	Okfuskee	1027-410
27-12N-09E	N1/2NW1/4	Creek Trading Limited Partnership	Legacy Ene rgy, LLC	11/07/07	Okfuskee	1027-406
27-12N-09E	S1/2NW1/4	Creek Trading Limited Partnership	Legacy Energy, LLC	11/07/07	Okfuskee	1027-408
27-12N-09E	S1/2NW1/4	Drew, Kim	Legacy Ene rgy, LLC	12/04/07	Okfuskee	1028-408
27-12N-09E	S1/2NW1/4	Edwards Trust, Louise R.	Legacy Energy, LLC	06/21/07	Okfuskee	1015-585
27-12N-09E	S1/2NW1/4	Ellsworth Trust, Marjorie	Legacy Ene rgy, LLC	08/23/07	Okfuskee	1020-593
27-12N-09E	S1/2NW1/4	Evans , Martin	Legacy Energy, LLC	06/28/07	Okfuskee	1015-454
27-12N-09E	S1/2NW1/4	Evans, Randy	Legacy Ene rgy, LLC	07/06/07	Okfuskee	1018-443
27-12N-09E	NE1/4	Favor Revocable Trust	Legacy Energy, LLC	03/16/07	Okfuskee	1012-674
27-12N-09E	N1/2NW1/4 and S/2NW/4	Favor Trust, William E. and Martha Patricia	Legacy Energy, LLC	07/03/07	Okfuskee	1015-384
27-12N-09E	S1/2NW1/4	Fisher, Alice	Legacy Energy, LLC	06/22/07	Okfuskee	1015-451
27-12N-09E	S1/2NW1/4	Fleming Group LLC	Legacy Energy, LLC	0527/08	Okfuskee	1042-173
27-12N-09E	S1/2NW1/4	Gibbons, Arrena Lee	Legacy Energy, LLC	09/18/07	Okfuskee	1021-795
27-12N-09E	S1/2NW1/4	Gill Royalty Company	Legacy Energy, LLC	12/18/07	Okfuskee	1030-98
27-12N-09E	S1/2NW1/4	Gilthvedt, Elizabeth Marie	Legacy Ener gy, LLC	07/27/07	Okfuskee	1018-633
27-12N-09E	S1/2NW1/4	Houston Trust, Paul	Legacy Ener gy, LLC	06/08/07	Okfuskee	1015-545
27-12N-09E	S1/2NW1/4	Houston, Diana	Legacy Ener gy, LLC	06/08/07	Okfuskee	1014-250
27-12N-09E	S1/2NW1/4	Kyrk 1990 Revocable Trust	Legacy Energy, LLC	07/10/07	Okfuskee	1017-201
27-12N-09E	S1/2NW1/4	Long, Wendell	Legacy Energy, LLC	07/02/07	Okfuskee	1018-556
27-12N-09E	S1/2NW1/4	Lyda Long, L.L.C.	Legacy Energy, LLC	07/13/07	Okfuskee	1017-294
27-12N-09E	N1/2NW1/4	Maher Trust, Doris B.	Legacy Ener gy, LLC	09/12/07	Okfuskee	1021-251
27-12N-09E	S1/2SE1/4 LESS AND EXCEPT A 2 ACRE TRACT	Montgomery Trust, Emil Dale	Legacy Ener gy, LLC	03/29/07	Okfuskee	1012-777
27-12N-09E	N1/2SE1/4	Montgomery Trust, Josie	Legacy Energy, LLC	03/29/07	Okfuskee	1018-629
27-12N-09E	N1/2NW1/4; S/2NW/4	Nielsen, Dixie	Legacy Ener gy, LLC	03/20/08	Okfuskee	1036-703
27-12N-09E	S1/2NW1/4	Oglesby Family Trust	Legacy Ener gy, LLC	07/20/07	Okfuskee	1019-004
27-12N-09E	S1/2NW1/4	Oklahoma United Methodist Circle of Care Inc.	Legacy Energy, LLC	11/06/07	Okfuskee	1029-291
27-12N-09E	E1/2NE1/4	Palmer, Nancy C.	Legacy Energy, LLC	03/08/07	Okfuskee	1006-79 0
27-12N-09E	N1/2NW1/4; S/2NW/4	Palmer, Nancy C.	Legacy Ener gy, LLC	07/05/07	Okfuskee	1017-1
27-12N-09E	NE1/4	Palmer, Sam W.	Legacy Energy, LLC	03/28/07	Okfuskee	1012 -742
27-12N-09E	N1/2NW1/4; S/2NW/4	Palmer, Sam W.	Legacy Energy, LLC	06/27/07	Okfuskee	1015-388
27-12N-09E	N1/2NW1/4	Pentagon Oil Company	Legacy Ener gy, LLC	10/10/07	Okfuskee	1027-186
27-12N-09E	N1/2NW1/4; S/2NW/4	Quick, Roma Jo	Legacy Ener gy, LLC	01/28/08	Okfuskee	1035-151
27-12N-09E	S1/2NW1/4	Replogle Company LLC	Legacy Energy, LLC	01/23/08	Okfuskee	1032-793
27-12N-09E	E1/2SW1/4	Replogle Mineral Trust, Margaret K.	Legacy Ener gy, LLC	02/07/08	Okfuskee	1023-713
27-12N-09E	S1/2NW 1/4	Spidell, Debra	Legacy Energy, LLC	06/27/07	Okfuskee	1015-448
27-12N-09E	N1/2NW1/4; S/2NW/4	Tolleson Family Trust	Legacy Energy, LLC	09/27/07	Okfuskee	1026-572
27-12N-09E	N1/2NW1/4; S/2NW/4	Van Meter, Billy Joe	Legacy Energy, LLC	03/20/08	Okfuskee	1038-259
27-12N-09E	S1/2NW1/4	Whadford Family Trust	Legacy Energy, LLC	09/12/07	Okfuskee	1023-475
27-12N-09E	N1/2NW1/4; S/2NW/4	Wright, Margaret L.	Legacy Energy, LLC	09/13/07	Okfuskee	1021-797
27-12N-09E	S/2 NW/4	Aquaenco, Inc.	Legacy Ene rgy, LLC	07/21/08	Okfuskee	1048-525
27-12N-09E	N/2NW/4	Blandford, Kathleen M. Munley	Legacy Energy, LLC	09/15/08	Okfuskee	1053-584
27-12N-09E	N/2NW/4	Johnson Trust, Julie M. Munley Trustee	Legacy Energy, LLC	09/11/08	Okfuskee	1053-586
27-12N-09E	SW/4	2M Pardners, LLC	OEX-1, LLC	11/11/08	Okfuskee	1058-398
27-12N-09E	SW/4	Miller Trust, Frank T. Jr.	OEX-1, LLC	11/11/08	Okfuskee	1058-401

27-12N-09E	SW/4	Miller Trust, Ida B.	OEX-1, LLC	11/11/08	Okfuskee	1058-404
27-12N-09E	SW /4	Miller Trust, Russe ll S.	OEX-1, LLC	11/11/08	Okfuskee	1058-407
27-12N-09E	N2/W/2NW/4NW/4SE/4	Buckeye Cemetery Association, The	OEX-1, LLC	07/01/09	Okfuskee	1067-762
27-12N-09E	2.0 acre tract in SE/4; see OGL for description	Okemah School District No. 25	OEX-1, LLC	02/15/10	Okfuskee	1075-56
27-12N-09E	OCC Force Pooling Order No. 563864					

THE FOLLOWING LEASES IN SECTION 34-12N-9E, LIMITED TO THE DEPTHS FROM THE SURFACE OF THE EARTH TO THE TOP OF THE CROMWELL FORMATION AND BELOW THE BASE OF THE WOODFORD FORMATION						
Sec - T - R	**Legal Description**	**Lessor**	**Lessee**	**Date**	**County**	**Recorded**
34-12N-09E	S1/2NW1/4SW1/4	Ashe, Patricia 0.	Legacy Energy, LLC	06/22/07	Okfuskee	1015-559
34-12N-09E	S1/2NE1/4 AND THE NE1/4NE1/4	Averex Inc.	Legacy Energy, LLC	05/03/07	Okfuskee	1014 -335
34-12N-09E	E1/2NW1/ 4, LESS AND EXCEPT THE NW1/4NE 1/4NW1/4; SW/4SE/4	Black Stone Minerals Company	Legacy Energy, LLC	01/10/08	Okfuskee	104 2-433
34-12N-09E	E1/2SW1/ 4	Bloss Living Trust, C. M.	Legacy Energy, LLC	07/05/07	Okfuskee	1018-383
34-12N-09E	S1/2NE1/4; NE1/4NE1/ 4	Boehm Trust, Jean M.	Legacy Energy, LLC	01/14/08	Okfuskee	1032-160
34-12N-09E	E1/2SW1/4; SW/4SE/4; SE/4SE/4	Brown, Rebecca Ann Long	Legacy Energy, LLC	05/01/07	Okfuskee	1013-790
34-12N-09E	E1/2SW1/4	Burkert, Joan	Legacy Energy, LLC	11/30/07	Okfuskee	1028-417
34-12N-09E	N1/2SE1/4	Colbert, Bruce	Legacy Energy, LLC	01/16/08	Okfuskee	1032 -58
34-12N-09E	N1/2SE1/4	Colbert, Donald Wayne	Legacy Energy, LLC	12/07/07	Okfuskee	1030-01
34-12N-09E	N1/2SE1/4	Colbert, Mac	Legacy Energy, LLC	06/04/07	Okfuskee	1014-123
34-12N-09E	N1/2NW1/4SW1/4	Colem an, Mary I.	Legacy Energy, LLC	10/08/07	Okfuskee	1025-190
34-12N-09E	E1/2SW1/4	Edwards Trust, Louise R.	Legacy Energy, LLC	06/20/07	Okfuskee	1015-602
34-12N-09E	E1/2SW1/4	Ellsworth Trust, Robert Arthur	Legacy Energy, LLC	04/20/07	Okfuskee	1013-338
34-12N-09E	S1/2NE1/4 AND THE NE1/4NE1/4	Essig, Elizabeth J. Lippman	Legacy Energy, LLC	06/10/07	Okfuskee	1017-320
34-12N-09E	E1/2SW1/4	Fleming Group LLC	Legacy Energy, LLC	05/27/08	Okfuskee	1042-182
34-12N-09E	NORTH 35 ACRES OF THE NW1/4NE1/4; NW/4NE/4NW/4	Fox, Thomas W.	Legacy Energy, LLC	06/13/07	Okfuskee	1014-403
34-12N-09E	N1/2SE1/4	Hough, Rose Marie	Legacy Energy, LLC	05/22/07	Okfuskee	1014-58
34-12N-09E	E1/2SW1/4	Houston Trust, Paul	Legacy Energy, LLC	04/17/07	Okfuskee	1013-193
34-12N-09E	E1/2SW1/4	Houston, Diana	Legacy Energy, LLC	04/17/07	Okfuskee	1013-201
34-12N-09E	NORTH 35 ACRES NW1/4 NE1/4	Jenkins, Raymond Lee	Legacy Energy, LLC	04/21/08	Okfuskee	1039-565
34-12N-09E	E1/2SW1/4	Keane Trust	Legacy Energy, LLC	10/22/07	Okfuskee	1024-772
34-12N-09E	S1/2 NE1/4 AND THE NE1/4NE1/4	Kunkel T rust, Elizabe th J.	Legacy Energy, LLC	06/01/07	Okfuskee	1014-119
34-12N-09E	S1/2 NE1/4; NE1/4NE1/4	Lippm an, Mary Mid ge	Legacy Energy, LLC	07/16/07	Okfuskee	1018-482
34-12N-09E	S1/2NE1/4 AND THE NE1/4NE1/4	Lippmann Revocable Trust, Partick A.	Legacy Ene rgy, LLC	04/25/07	Okfuskee	1013 -369
34-12N-09E	E1/2SW1/4	Long, Lyda	Legacy Energy, LLC	07/13/07	Okfuskee	1017-316
34-12N-09E	E1/2SW1/4; SW/4SE/4; SE/4SE/4	Long, Troy Noble	Legacy Ene rgy, LLC	06/07/07	Okfuskee	1014-242
34-12N-09E	E1/2SW1/4	Long, Wendell	Legacy Energy, LLC	06/07/07	Okfuskee	1014-195
34-12N-09E	E1/2SW1/4; SW/4SW/4	Miller Trust, John C.	Legacy Ene rgy, LLC	05/03/07	Okfuskee	1019 -093
34-12N-09E	E1/2S W1/4; SW/4SW/4	Miller Trust, Mary B rockway	Legacy Energy, LLC	11/14/07	Okfuskee	1026-583
34-12N-09E	NW1/4NE1/4NW1/4	O'Brien Revocable Living Trust, Joseph P.	Legacy Energy, LLC	06/27/07	Okfuskee	1018-559
34-12N-09E	SW1/14SW1/4	Parker Trust	Legacy Energy, LLC	05/22/07	Okfuskee	1014-109
34-12N-09E	SW1/4SW1/4	Parker Trust, Barbara	Legacy Energy, LLC	09/04/07	Okfuskee	1020-306
34-12N-09E	E1/2SW1/4; SW/4SE/4; SE/4SE/4	Paul, Trillave Dale	Legacy Energy, LLC	07/03/07	Okfuskee	1018-396

34-12N-09E	S1/2NE1/4 AND THE NE1/4NE1/4	Ragan Petrole um Inc.	Legacy Energy, LLC	05/11/07	Okfuskee	1015-600
34-12N-09E	E1/2SW1/4	Replogle Company LLC	Legacy Ener gy, LLC	01/23/08	Okfuskee	1032-793
34-12N-09E	E1/2SW1/4	Replogle Mineral Trust, Margaret K.	Legacy Ener gy, LLC	02/07/08	Okfuskee	1023 -713
34-12N-09E	S1/2NE1/4 AND THE NE1/4NE1/4	Robert E. Kershaw Royalty Co. Inc.	Legacy Energy, LLC	05/05/07	Okfuskee	1014-540
34-12N-09E	N1/2SE1/4	Tanner, Billy K.	Legacy Ener gy, LLC	01/02/08	Okfuskee	1030 -808
34-12N-09E	NE/4NE/4	Thomas, G. W.	Legacy Energy, LLC	05/23/08	Okfuskee	1041 -794
34-12N-09E	S1/2NW1/4SW1/4	Wood Trust, Virgil William	Legacy Energy, LLC	06/28/07	Okfuskee	1017-318
34-12N-09E	W/2NW/4	Haywood, Andy L.	Legacy Energy, LLC	07/25/08	Okfuskee	1049-425
34-12N-09E	NORTH 35 ACRES OF THE NW1/4NE1/4 AND NW/4NE/4NW/4	Cowan, Judy	Legacy Energy, LLC	09/11/08	Okfuskee	1053-591
34-12N-09E	NORTH 35 ACRES OF THE NW1/4NE1/4 AND NW/4NE/4NW/4	Herndon, Pat	Legacy Energy, LLC	09/10/08	Okfuskee	1053-593
34-12N-09E	NORTH 35 ACRES OF THE NW1/4NE1/4 AND NW/4NE/4NW/4	Herndon Living Trust, Michael C. etux	Legacy Energy, LLC	08/28/08	Okfuskee	1053-595
34-12N-09E	S/2NE/4 AND THE NE/4NE/4	Madison Energy, LLC	Legacy Energy, LLC	09/05/08	Okfuskee	1054-610
34-12N-09E	S1/2NW1/4SW1/4	Jones, Joe R. a married man	Legacy Energy, LLC	10/28/08	Okfuskee	1055-794
34-12N-09E	NORTH 35 ACRES NW1/4NE1/4	Barrington Trust, James E. etux	Legacy Ener gy, LLC	10/28/08	Okfuskee	1057-494
34-12N-09E	W/2NW/4	Albright, Jimmy a married man	Legacy Energy, LLC	10/28/08	Okfuskee	1057-476
34-12N-09E	W/2NW/4	Albright, Paul D. a married man	Legacy Energy, LLC	10/28/08	Okfuskee	1057-478
34-12N-09E	NE/4NE/4	Albright, Paul D. and Inger J., HW	Legacy Energy, LLC	06/20/07	Okfuskee	1019-96
34-12N-09E	W/2NW/4	Myers, Mary Jo a married woman	Legacy Energy, LLC	10/28/08	Okfuskee	1057-480
34-12N-09E	E/2SW/4 AND SW/4SE/4 AND SE/4SE/4	Daniel, Mary Judith Long	OEX-1, LLC	03/04/09	Okfuskee	1066-841
34-12N-09E	OCC Force Pooling Order Nos. 563861 & 578486					

THE FOLLOWING LEASES IN SECTION 34-11N-10E, LIMITED TO THE DEPTHS FROM THE SURFACE OF THE EARTH TO THE TOP OF THE CROMWELL FORMATION AND BELOW THE BASE OF THE WOODFORD FORMATION

Sec - T - R	Legal Description	Lessor	Lessee	Date	County	Recorded
34-11N-10E	SE/4	E.E. Trumbull etal, Trustees	Kendol Exploration, Inc.	01/04/01	Okfuskee	909-763
34-11N-10E	SE/4	June Fleming Mathews, a single woman	Kendol Exploration, Inc.	01/19/01	Okfuskee	909-765
34-11N-10E	SW/4	Laura Davis	Kendol Exploration, Inc.	11/12/02	Okfuskee	935-263
34-11N-10E	SW/4	Nancy Davis	Kendol Exploration, Inc.	12/19/02	Okfuskee	935-265
34-11N-10E	SW/4	Judy Davis	Kendol Exploration, Inc.	12/19/02	Okfuskee	935-267
34-11N-10E	SW/4	Charlotte Gamble, Martin McLemore, etal	Kendol Exploration, Inc.	11/12/02	Okfuskee	936-269
34-11N-10E	SW/4	Mary Jane Davis, now Simmers	Kendol Exploration, Inc.	12/19/02	Okfuskee	936-272
34-11N-10E	SW/4	Mattie Davis, now Tsoodle	Kendol Exploration, Inc.	01/29/03	Okfuskee	936-274
34-11N-10E	SW/4	Nancy Davis, now Pennethy	Kendol Exploration, Inc.	12/19/02	Okfuskee	935-276
34-11N-10E	SW/4	Benjamin Davis	Kendol Exploration, Inc.	12/19/02	Okfuskee	935-270
34-11N-10E	SW/4	John Davis, Jr.	Kendol Exploration, Inc.	12/19/02	Okfuskee	935-732
34-11N-10E	SW/4	Sam Davis	Kendol Exploration, Inc.	12/19/02	Okfuskee	935-734
34-11N-10E	W/2 NW/4	Carol Kahanek	OEX-1, L.L.C.	10/26/10	Okfuskee	1095-122
34-11N-10E	E/2 NE/4; W/2 NE/4	Paul Faerber	OEX-1, L.L.C.	10/06/10	Okfuskee	1087-189

34-11N-10E	E/2 NE/4; W/2 NE/4	Allene J. Shore, Trustee, or her successors in trust, under the Allene J. Shore Revocable Living Trust dtd. May 16, 1997, and any amendment thereto	OEX-1, L.L.C.	02/15/11	Okfuskee	1095-128
34-11N-10E	E/2NE/4; E/2NW/4; W/2NW/4 E/2NE/4; E/2NW/4; W/2NW/4	Sam Palmer	OEX-1, L.L.C.	03/03/11	Okfuskee	1095-126
34-11N-10E	E/2NE/4; E/2NW/4; W/2NW/4 E/2NE/4; E/2NW/4; W/2NW/4	Nancy Palmer	OEX-1, L.L.C.	03/03/11	Okfuskee	1095-124
34-11N-10E	E/2NE/4	Martha Patricia Favor, Trustee of the Martha Patricia Favor Revocable Trust dtd. November 25, 1991	OEX-1, L.L.C.	06/09/08	Okfuskee	1041-616
34-11N-10E	W/2 NW/4	John Faerber	OEX-1, L.L.C.	07/08/10	Okfuskee	1081-559
34-11N-10E	E/2 NW/4	Allene J. Shore, Trustee, or her successors in trust, under the Allene J. Shore Revocable Living Trust dtd. May 16, 1997, and any amendment thereto	OEX-1, L.L.C.	04/26/10	Okfuskee	1082-759
34-11N-10E	W/2 NW/4	Paul D. Faerber	OEX-1, L.L.C.	07/08/10	Okfuskee	1082-761
34-11N-10E	E/2 NW/4	Paul D. Faerber	OEX-1, L.L.C.	04/26/10	Okfuskee	1082-763&767
34-11N-10E	E/2 NW/4	John Faerber	OEX-1, L.L.C.	04/26/10	Okfuskee	1082-765
34-11N-10E	W/2NW/4	Allene J. Shore, Trustee, or her successors in trust, under the Allene J. Shore Revocable Living Trust <ltd. May 16, 1997, and any amendment thereto	OEX-1, L.L.C.	07/08/10	Okfuskee	1082-769
34-11N-10E	E/2NW/4; W/2 NW/4	John Faerber, guardian ofDorothalene Faerber, a mentally incapacitated person	OEX-1, L.L.C.	10/07/10	Okfuskee	1095-118
34-11N-10E	E/2NW/4; W/2 NW/4	Martha Patricia Favor, Trustee of the Martha Patricia Favor Revocable Trust dtd. November 25, 1991	OEX-1, L.L.C.	05/07/11	Okfuskee	1095-120
34-11N-10E	E/2 NE/4; W/2 NE/4; E/2 NW/4; W/2 NW/4	Alice Marita Tucker, a/k/a Alice Maritea Tucker	OEX-1, L.L.C.	02/15/11	Okfuskee	1095-130
34-11N-10E	OCC Force Pooling Order No. 584715					

THE FOLLOWING LEASES IN SECTION 27-11N-10E, LIMITED TO THE DEPTHS FROM THE SURFACE OF THE EARTH TO THE TOP OF THE CROMWELL FORMATION AND BELOW THE BASE OF THE WOODFORD FORMATION

Sec - T - R	Legal Description	Lessor	Lessee	Date	County	Recorded
27-11N-10E	NW/4	Alan V. Houk, heir of Von E. Houk, deed.	OEX-1, L.L.C.	10/13/16	Okfuskee	1204-172
27-11N-10E	NW/4	Pamela Sue Cline, heir of Von E. Houk, deed.	OEX-1, L.L.C.	10/13/16	Okfuskee	1204-174
27-11N-10E	SE/4 & E/2NE/4SE/4SW/4	R.M. & Lola May McFarilin Trust	OEX-1, L.L.C.	10/13/16	Okfuskee	1204-176

THE FOLLOWING LEASES IN SECTION 33-11N-10E, LIMITED TO THE DEPTHS FROM THE SURFACE OF THE EARTH TO THE TOP OF THE CROMWELL FORMATION AND BELOW THE BASE OF THE WOODFORD FORMATION

Sec - T - R	Legal Description	Lessor	Lessee	Date	County	Recorded
33-11N-10E	NE/4NE/4 & SW/4NE/4 and SE/4 and SE/4NE/4	Alan V. Houk, heir of Von E. Houk, deed.	OEX-1, L.L.C.	10/13/16	Okfuskee	1204-121
33-11N-10E	NE/4NE/4 & SW/4NE/4 and SE/4 and SE/4NE/4	Pamela Sue Cline, heir of Von E. Houk, deed.	OEX-1, L.L.C.	10/13/16	Okfuskee	1204-123
33-11N-10E	NE/4NE/4 & SW/4NE/4 and SE/4 and SE/4NE/4	William Dale Ingram, Jr.	OEX-1, L.L.C.	09/20/16	Okfuskee	1204-125
33-11N-10E	SW/4SW/4	McGugan Family Trust	OEX-1, L.L.C.	09/20/16	Okfuskee	1204-127
33-11N-10E	NE/4 NE/4	William E. Butler	OEX-1, L.L.C.	10/06/16	Okfuskee	1204-134

33-11N-10E	NE/4 NE/4	Rebecca Gale Keller	OEX-1, L.L.C.	10/06/16	Okfuskee	1204-136
33-11N-10E	NE/4 NE/4	William E. Butler, II	OEX-1, L.L.C.	10/06/16	Okfuskee	1204-138
33-11N-10E	NE/4 NE/4	Bonnie R. Simpson	OEX-1, L.L.C.	10/06/16	Okfuskee	1204-140
33-11N-10E	S/2N/2SW/4 and SE/4SW/4	Judith Ann Barnett Revocable Trust U/A dtd 11/5/07	OEX-1, L.L.C.	09/20/16	Okfuskee	1204-142
33-11N-10E	NW/4 NE/4	Marilyn Kay Ryker Conner	OEX-1, L.L.C.	10/06/16	Okfuskee	1204-144
33-11N-10E	S/2NW/4SW/4 and SE/4SW/4 and S/2NE/4SW/4	William Don Payne	OEX-1, L.L.C.	10/14/16	Okfuskee	1204-146
33-11N-10E	S/2NW/4SW/4 and SE/4SW/4 and S/2NE/4SW/4	Darrell and Mitzie Payne Family Trust u/t/d 7/6/11	OEX-1, L.L.C.	10/10/16	Okfuskee	1204-148
33-11N-10E	NW/4 NE/4	Connie Anderson	OEX-1, L.L.C.	10/02/16	Okfuskee	1204-150
33-11N-10E	SW/4 SW/4	Pippin Family Trust dtd 4/26/05	OEX-1, L.L.C.	10/02/16	Okfuskee	1204-152
33-11N-10E	NW/4NE/4	Cynthia Page Dowell Dunson	OEX-1, L.L.C.	10/12/16	Okfuskee	1204-154
33-11N-10E	NW/4NE/4	Stephen R. Ryker	OEX-1, L.L.C.	10/06/16	Okfuskee	1204-156
33-11N-10E	SW/4SW/4	Harry E. Ray, Jr. and Joanne Ray, HW	OEX-1, L.L.C.	10/12/16	Okfuskee	1204-158
33-11N-10E	N/2NE/4NW/4	Phyllis Dever	OEX-1, L.L.C.	10/02/16	Okfuskee	1204-160
33-11N-10E	N/2NE/4NW/4	Doniece Morgan	OEX-1, L.L.C.	10/02/16	Okfuskee	1204-162
33-11N-10E	N/2NE/4NW/4	Patricia Tivis	OEX-1, L.L.C.	10/02/16	Okfuskee	1204-164
33-11N-10E	NW/4 NE/4	Mary Kathryn Melvin	OEX-1, L.L.C.	10/06/16	Okfuskee	1204-166
33-11N-10E	N/2NE/4NW/4	Floyd Wade Worrell	OEX-1, L.L.C.	10/12/16	Okfuskee	1204-168
33-11N-10E	N/2NE/4NW/4	Rex Raymond Worrell	OEX-1, L.L.C.	09/29/16	Okfuskee	1204-170

THE FOLLOWING LEASES IN SECTION 5-10N-9E, LIMITED TO THE DEPTHS FROM THE SURFACE OF THE EARTH TO THE TOP OF THE CROMWELL FORMATION AND BELOW THE BASE OF THE WOODFORD FORMATION

Sec - T - R	Legal Description	Lessor	Lessee	Date	County	Recorded
05-10N-09E	SE/4	Steve Ed Standley	OEX-1, L.L.C.	04/22/16	Okfuskee	1196-494
05-10N-09E	SE/4	Steven Robert Wilkerson Revocable Trust dtd 3/17/03	OEX-1, L.L.C.	04/22/16	Okfuskee	1196-496
05-10N-09E	SE/4	James H. Little Revocable Trust dtd 12/23/96	OEX-1, L.L.C.	04/22/16	Okfuskee	1196-498
05-10N-09E	SE/4	Little Exempt Family Trust, aka Margaret E. Little Exempt Family Trust	OEX-1, L.L.C.	04/22/16	Okfuskee	1196-500
05-10N-09E	SE/4	Little Non-Exempt Family Trust, aka Margaret E. Little Non-Exempt Family Trust	OEX-1, L.L.C.	04/22/16	Okfuskee	1196-502
05-10N-09E	SE/4	Sara Beth Woford	OEX-1, L.L.C.	04/22/16	Okfuskee	1196-504
05-10N-09E	SE/4	Elizabeth Kaye Standley	OEX-1, L.L.C.	04/22/16	Okfuskee	1196-506
05-10N-09E	SE/4	Charlotte S. Head, aka Charlotte Ann Head, a divorced woman	OEX-1, L.L.C.	04/22/16	Okfuskee	1198-393
05-10N-09E	OCC Force Pooling Order No. 665544

EXHIBIT "A"
N & B ENERGY, LLC, TO CE OPERATING, LLC

OKFUSKEE COUNTY, OKLAHOMA						
Well Name	**Legal Description**	**County**	**OCC Order#**	**API Number**	**Working Interest**	**NRI**
Hobby 1-9H	Section 9-10N-09E	Okfuskee		35107233870000	0.95025000	0.78652643
Love 1-8H	Section 8-10N-09E	Okfuskee		35107234000000	1.00000000	0.82083352
Midway 1-4H	Section 4-10N-09E	Okfuskee	568706 & 578485	35107233830000	0.94940262	0.77827297
Oakland 1-5H	Section 5-10N-09E	Okfuskee	665544	35107233920000	0.95025000	0.77049143
Steffen 1-5SWD	Section 5-10N-09E	Okfuskee		35107233760000		
Blackhawk 1-27H	Section 27-12N-09E	Okfuskee	563864	35107233850000	0.95025000	0.76592851
Lightning 1-34H	Section 34-12N-09E	Okfuskee	563861 & 578486	35107233800000	0.95025000	0.78388343
Montgomery 1-35 SWD	Section 35-12N-09E	Okfuskee		35107233500000		
Altus 1-27H	Section 27-11N-10E	Okfuskee		35107234300000	1.00000000	0.78066407
Davis 1-34H	Section 34-11N-10E	Okfuskee	584715	35107234350000	0.97583008	0.78878498
Walker Bros 1-27 SWD	Section 27-11N-10E	Okfuskee		35107234220000		
Turbeville 1-33	Section 33-11N-10E	Okfuskee		35107234420000	1.00000000	0.79828290

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